EXHIBIT 99(a)(2)





                       LETTER OF TRANSMITTAL
                 To Tender Shares of Common Stock
                 (including the associated Rights)

                               of

                     CHEYENNE SOFTWARE, INC.

                Pursuant to the Offer to Purchase
                     dated October 11, 1996

                               by

                    TSE-TSEHESE-STAESTSE, INC.
                   a wholly-owned subsidiary of

             COMPUTER ASSOCIATES INTERNATIONAL, INC.

------------------------------------------------------------------------

| THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK   |

| CITY TIME, ON FRIDAY, NOVEMBER 8, 1996, UNLESS THE OFFER IS EXTENDED.|

------------------------------------------------------------------------


                The Depositary for the Offer is:

                     THE BANK OF NEW YORK

    By Mail:           Facsimile Transmission   By Hand or Overnight

Tender and Exchange       (for Eligible               Courier:
    Department          Institutions Only):      Tender and Exchange

  P.O. Box 11248          (212) 815-6213              Department

Church Street Station                             101 Barclay Street

 New York, New York                                Receive & Deliver

    10286-1248           For Information                 Window

                            Telephone:            New York, New York

                          (800) 507-9357                 10286





     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH

ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER

THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE

READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates representing Shares (defined below) are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository

Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities")

pursuant to the procedure set forth in Section 3 of the Offer to

Purchase.

     Stockholders who cannot deliver certificates for their Shares or who cannot deliver confirmation of the book-entry transfer of their

Shares into the Depositary's account at one of the Book-Entry Transfer

Facilities (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Depositary by the Expiration Date (defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.  See Instruction 2.

Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                  DESCRIPTION OF SHARES TENDERED



----------------------------------------------------------------------

Name(s) and Address(es) of  |
 Registered Holder(s)       |
 (Please fill in, if        |              Shares Tendered
blank, exactly as name(s)   |         (Attach additional signed
appear(s)on certificate(s)) |             list if necessary)
----------------------------|-----------------------------------------

                            |Certificate |  Total Number    | Total

                            |Number(s)(1)|   of Shares      | Number

                            |            | Represented by   | of Shares

                            |            | Certificate(s)(1)|Tendered(2)

----------------------------|------------|------------------|-----------

                            |            |                  |
----------------------------|------------|------------------|-----------

                            |            |                  |
----------------------------|------------|------------------|-----------

                            |            |                  |
----------------------------|------------|------------------|-----------

                            |Total Shares|                  |
------------------------------------------------------------------------

(1) Need not be completed by stockholders tendering by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered.  See Instruction 4.
 -----------------------------------------------------------------------





                 NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

      CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY

      TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY

      TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution
                                    ------------------------------------


            The Depository Trust Company

            Philadelphia Depository Trust Company

      Account Number
                    ----------------------------------------------------


      Transaction Code Number
                             -------------------------------------------


      CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A

      NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY

      AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s):
                                     -----------------------------------


      Date of Execution of Notice of Guaranteed Delivery:
                                                         ---------------


      Name of Institution that Guaranteed Delivery:
                                                   ---------------------

      If delivery is by book-entry transfer, Check box of Book-Entry

Transfer Facility:

         The Depository Trust Company

         Philadelphia Depository Trust Company

         Account Number
                       -------------------------------------------------


         Transaction Code Number
                                ----------------------------------------


Ladies and Gentlemen:

          The undersigned hereby tenders to Tse-tsehese-staestse,

Inc., a Delaware corporation ("Merger Subsidiary") and a wholly-owned subsidiary of Computer Associates International, Inc., a Delaware

corporation ("Computer Associates"), the above described shares of

Common Stock, par value $.01 per share, of Cheyenne Software, Inc., a

Delaware corporation (the "Company"), including the associated Preferred

Share Purchase Rights (the "Rights") issued pursuant to the Rights

Agreement, dated as of April 15, 1996, as amended, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the

shares and the Rights collectively referred to as the "Shares")

pursuant to Merger Subsidiary's offer to purchase all outstanding Shares at a price of $30.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 11, 1996 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").  Merger Subsidiary reserves the right to transfer or assign, in whole or from time to time in part, to one or more of Computer Associates or any of its wholly-owned subsidiaries the right to purchase Shares tendered pursuant to the Offer.

          Subject to and effective upon acceptance for payment of the

Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, Merger Subsidiary all right, title and interest in and to all the Shares that are being tendered hereby

(and any and all other Shares or other securities issued or issuable in respect thereof on or after October 7, 1996) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-

fact of the undersigned with respect to such Shares (and all such other

Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such

Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Merger Subsidiary, (b) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the

Offer.

          If, on or after October 7, 1996, the Company should declare or pay any cash or stock dividend or other distribution on or issue any rights with respect to the Shares, payable or distributable to stockholders of record on a date before the transfer to the name of

Merger Subsidiary or its nominee or transferee on the Company's stock transfer records of the Shares accepted for payment pursuant to the

Offer, then, subject to the provisions of the Offer to Purchase, (i) the purchase price per Share payable by Merger Subsidiary pursuant to the

Offer will be reduced by the amount of any such cash dividend or cash distribution and (ii) the whole of any such non-cash dividend, distribution or right will be received and held by the tendering stockholder for the account of Merger Subsidiary and shall be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of Merger Subsidiary, accompanied by appropriate documentation of transfer.  Pending such remittance, Merger

Subsidiary will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution or right and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Merger Subsidiary in its sole discretion.

          The undersigned hereby irrevocably appoints Mr. Sanjay

Kumar, Mr. Peter A. Schwartz and Mr. Steven M. Woghin, and each of them,

and any other designees of Merger Subsidiary as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or its substitute shall in its sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney and proxy or its substitute shall in its sole discretion deem proper with respect to, and to otherwise act as such attorney and proxy or its substitute shall in its sole discretion deem proper with respect to, all of the Shares tendered hereby which have been accepted for payment by Merger
Subsidiary prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after October 7, 1996), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise.  This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Merger Subsidiary in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other

Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned acknowledges that in order for Shares to be deemed validly tendered,

immediately upon the acceptance for payment of such Shares, Merger

Subsidiary or Merger Subsidiary's designee must be able to exercise full voting and other rights of a record and beneficial holder with respect to such Shares.

          The undersigned hereby represents and warrants that the

undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after

October 7, 1996), that the undersigned own(s) the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), that such tender of Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Merger Subsidiary, Merger
Subsidiary will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.  The undersigned will, upon request,

execute and deliver any additional documents deemed by the Depositary or

Merger Subsidiary to be necessary or desirable to complete the sale,

assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

          All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive,

the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, assigns, administrators, trustees in bankruptcy, personal and legal representatives of the undersigned.

Except as stated in the Offer, this tender is irrevocable, provided that

Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date or at any time on or after December 9, 1996,

unless theretofore accepted for payment.

          The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to

Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Merger Subsidiary upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase,

Merger Subsidiary may not be required to accept for payment any Shares tendered hereby.

          Unless otherwise indicated under "Special Payment
Instructions", please issue the check for the purchase price of any

Shares purchased, and/or return any certificates for Shares not tendered or not accepted for payment, in the name(s) of the registered holder(s)

appearing under "Description of Shares Tendered" (and, in the case of

Shares tendered by book-entry transfer, by credit to the account at the

Book-Entry Transfer Facility designated above).  Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es)

of the registered holder(s) appearing under "Description of Shares

Tendered" shown below the undersigned's signature(s).  In the event that both "Special Payment Instructions" and "Special Delivery Instructions"

are completed, please issue the check for the purchase price of any

Shares purchased and return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and mail said check and any certificates (and accompanying documents, as appropriate) to, the person(s) so indicated.

The undersigned recognizes that Merger Subsidiary has no obligation,

pursuant to the "Special Payment Instructions", to transfer any

Shares from the name of the registered holder(s) thereof if Merger

Subsidiary does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS         SPECIAL DELIVERY INSTRUCTIONS


(See Instructions 1, 5, 6 and 7)        (See Instructions 5 and 7)



To be completed ONLY if the check      To be completed ONLY if the check

for the purchase price of Shares       for the purchase price of Shares

purchased or certificates for          purchased or certificates for

Shares not tendered or not             Shares not tendered or not

purchased are to be issued in the      purchased are to be mailed to

name of someone other than the         someone other than the
undersigned, or if Shares              undersigned or to the undersigned

tendered by book-entry transfer        at an address other than that

that are not purchased are to be       shown above.
returned by credit to an account
at one of the Book-Entry Transfer      Mail check and/or certificates

Facilities other than that             to:
designated above.

                                       Name
Issue check and/or certificates            ----------------------------

to:                                              (Please Print)

                                       Address
Name                                           -------------------------

    ---------------------------
         (Please Print)                ---------------------------------

                                                      (Include Zip Code)

Address
       ------------------------

-------------------------------
             (Include Zip Code)

-------------------------------
  (Taxpayer Identification or
     Social Security No.)




    Credit unpurchased Shares
    tendered by book-entry transfer
    to the account set forth below:

    The Depository Trust Company

    Philadelphia Depository Trust Company

Account Number
              ------------------------

------------------------------------------------------------------------

                               SIGN HERE
                (Please complete Substitute Form W-9 below)


------------------------------------------------------------------------

                   Signature(s) of Holder(s) of Shares

-----------------------------------------------------------------------



Dated:         , 1996

(Must be signed by registered holder(s) exactly as name(s) appear(s)

on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee,

executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information.

See Instruction 5.)

Name(s)
       ------------------------------------------------------------

                           (Please Print)

-------------------------------------------------------------------


Capacity (full title) (See Instruction 5)
                                         --------------------------

Address
       ------------------------------------------------------------


-------------------------------------------------------------------

                                                 (Include Zip Code)


Area Code and Telephone No.
                           ----------------------------------------


Tax Identification or Social Security No.:
                                          -------------------------


                      Guarantee of Signature(s)
               (If Required - See Instructions 1 and 5)

Authorized Signature
                    -----------------------------------------------

Name
    ---------------------------------------------------------------

Name of Firm
             ------------------------------------------------------
Address
       ------------------------------------------------------------

                                                 (Include Zip Code)


Area Code and Telephone No.
                           ----------------------------------------


Dated:         , 1996

                          INSTRUCTIONS

     Forming Part of the Terms and Conditions of the Offer

1.   Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a bank,

broker, dealer, credit union, savings association or other entity that is a member of a recognized Medallion Program approved by The Securities

Transfer Association, Inc. (an "Eligible Institution").  Signatures on

this Letter of Transmittal need not be guaranteed (a) if this Letter of

Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special

Payment Instructions" on this Letter of Transmittal or (b) if such

Shares are tendered for the account of an Eligible Institution.  In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.  See Instruction 5.

2.     Delivery of Letter of Transmittal and Shares.  This Letter of

Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of

Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates for all

physically delivered Shares, or a Book-Entry Confirmation of all Shares delivered electronically, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof)

or, in connection with a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.  If a stockholder's certificate for Shares is not immediately available or time will not permit all required documents to reach the Depositary by the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, such stockholder's Shares may nevertheless be tendered pursuant to the guaranteed delivery procedure set forth in

Section 3 of the Offer to Purchase.  Pursuant to such procedure:  (a)

such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Merger Subsidiary must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a Book-Entry Confirmation, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry delivery, an Agent's

Message) and any other documents required by this Letter of Transmittal,

must be received by the Depositary within three trading days on the

American Stock Exchange, Inc. after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to

Purchase.

            The method of delivery of Shares and all other required

documents, including delivery through any Book-Entry Transfer Facility,

is at the option and risk of the tendering stockholder, and the delivery will be deemed made only when actually received by the Depositary.  If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases,

sufficient time should be allowed to ensure timely delivery.

            No alternative, conditional or contingent tenders will be

accepted, and no fractional Shares will be purchased.  By executing this

Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.



3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.



4.     Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of

Shares Tendered".  In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All

Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.     Signatures on Letter of Transmittal; Stock Powers and
Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

           If any of the Shares tendered hereby is held of record by

two or more joint owners, all such owners must sign this Letter of

Transmittal.

           If any of the Shares tendered hereby are registered in

different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

           If this Letter of Transmittal is signed by the registered

holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s).

Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

           If this Letter of Transmittal is signed by a person other

than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares.  Signature(s)

on any such certificates or stock powers must be guaranteed by an

Eligible Institution.

           If this Letter of Transmittal or any certificate or stock

power is signed by a trustee, executor, administrator, guardian,

attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Merger Subsidiary of the authority of such person so to act must be submitted.

6.     Stock Transfer Taxes.  Except as set forth in this Instruction 6,

Merger Subsidiary will pay any stock transfer taxes with respect to the sale and transfer of purchased Shares to it or its order pursuant to the

Offer.  If, however, payment of the purchase price is to be made to, or

Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.


      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this

Letter of Transmittal.

7.    Special Payment and Delivery Instructions.  If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this

Letter of Transmittal should be completed.  Stockholders tendering

Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such Stockholder may designate under "Special Payment Instructions".  If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

8.    Waiver of Conditions.  Subject to the terms of the Offer, Merger

Subsidiary reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer (other than the Minimum

Condition), in whole or in part, in the case of any Shares tendered.


9.    31% Backup Withholding; Substitute Form W-9.  Under U.S. Federal

income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below.  If the Depositary is not provided with the correct TIN, the

Internal Revenue Service may subject the stockholder or other payee to a

$50 penalty.  In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

       Certain stockholders (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer

Identification Number on Substitute Form W-9" for more instructions.


        If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee.  Backup withholding is not an additional tax.  Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service,

provided that the required information is given to the Internal Revenue

Service.

        The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding.  Notwithstanding that the box in Part

3 is checked and the Certificate of Awaiting Taxpayer Identification

Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified Taxpayer Identification

Number is provided to the Depositary.  However, such amounts will be refunded to such Stockholder if a Taxpayer Identification Number is provided to the Depositary within 60 days.

        The stockholder is required to give the Depositary the TIN

(e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares.  If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification

Number on Substitute Form W-9" for additional guidance on which number to report.

10.    Requests for Assistance or Additional Copies.  Requests for

assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.  Questions may be directed to the

Information Agent.

11.    Lost, Destroyed or Stolen Certificates.  If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary.  The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s).  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

12.    Acceptance of Tendered Shares.  Upon the terms and subject to the conditions of the Offer, Merger Subsidiary will have accepted for payment (and thereby purchased) Shares validly tendered and not withdrawn when, as and if Merger Subsidiary gives oral or written notice to the Depositary of its acceptance of the tenders of such Shares pursuant to the Offer.

13.    Withdrawal Rights.  Tendered Shares may be withdrawn only

pursuant to the procedure set forth in Section 4 of the Offer to

Purchase.

       Important:  This Letter of Transmittal or a facsimile copy hereof or, in the case of a book-entry delivery, an Agent's Message

(together with certificates for, or a Book-Entry Confirmation with respect to, tendered Shares with any required signature guarantees and all other required documents) must be received by the Depositary, or the

Notice of Guaranteed Delivery must be received by the Depositary, by the

Expiration Date.

----------------------------------------------------------------------

                PAYER'S NAME:  The Bank of New York
----------------------------------------------------------------------

                   Part 1--PLEASE PROVIDE     Social Security Number

SUBSTITUTE         YOUR TIN IN THE BOX AT     or Employer Identification

                   RIGHT AND CERTIFY BY       Number
                   SIGNING AND DATING BELOW.
FORM W-9                                          -----------------


Department of
the Treasury
Internal
Revenue
Service


Payer's
Request for
Taxpayer
Identification
Number ("TIN")

                    Part 2--Certification--Under penalties of perjury, I

                    certify that:
                   (1)   The number shown on this form is my correct

                         Taxpayer Identification Number (or I am waiting

                         for a number to be issued to me) and
                   (2)   I am not subject to backup withholding because:

                         (a) I am exempt from backup withholding, or (b)

                         I have not been notified by the Internal

                         Revenue Service (the "IRS") that I am subject

                         to backup withholding as a result of a failure

                         to report all interest or dividends, or (c) the

                         IRS has notified me that I am no longer subject

                         to backup withholding. Certification
                         Instructions--You must cross out Item (2) above

                         if you have been notified by the IRS that you

                         are currently subject to backup withholding

                         because of under-reporting interest
                         or dividends on you tax return.  However, if

                         after being notified by the IRS that you were

                         subject to backup withholding you received

                         another notification from the IRS that you are

                         no longer subject to backup withholding, do not

                         cross out such Item (2).

                                                         Part 3-

                         SIGNATURE      DATE    , 1996
                                  ------    ----

                                                         Awaiting TIN



NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP

WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

                IN PART 3 OF SUBSTITUTE FORM W-9.


     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security

Administration Office, or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature                          Date          , 1996
          -----------------------              ---------

                    The Depositary for the Offer is

                         THE BANK OF NEW YORK

     By Mail:             Facsimile Transmission    By Hand or Overnight

Tender and Exchange           (for Eligible               Courier:

    Department              Institutions Only):      Tender and Exchange

  P.O. Box 11248              (212) 815-6213             Department

Church Street Station                                101 Barclay Street

 New York, New York                                   Receive & Deliver

    10286-1248                                             Window

                         For Information Telephone:   New York, New York

                              (800) 507-9357                10286





                   The Information Agent for the Offer is:

                          D.F. King & Co., Inc.


                           77 Water Street
                        New York, New York 10005
                        (212) 269-5550 (Collect)
                       (800) 697-6974 (Toll Free)